Exhibit 1

Media Release

10 April 2007

Westpac provides template for 2007 half year Profit Announcement

Westpac has today lodged the template for its 2007 half year Profit Announcement detailing how its results will be presented.

This release provides:

•                 A summary of the changes to the reporting of Westpac’s results from prior periods, which is outlined in Appendix 1a, including updated disclosures for certain key performance indicators; and

•                 A Profit Announcement template (the ‘Template’) as Appendix 1b, detailing the structure of how information in the 2007 half year result will be presented along with updated comparatives.

The new Template for Westpac’s 2007 half year results will also be lodged on the Westpac website at www.westpac.com.au/investorcentre

Westpac is scheduled to announce its half year results on 3 May 2007.

Ends

For further information please contact:

David Lording	Andrew Bowden
Media Relations	Investor Relations
Ph: 61 2 8253 3510	Ph: 61 2 8253 4008
Mob: 0419 683 411	Mob: 0438 284 863

1

Appendix 1a

Guide to the Westpac 1H07 profit announcement template

What’s new?	Where?

New Cash Earnings Table

‘Cash Earnings’ adjustments to the reported results, have been reclassified to the appropriate line item, together with any accounting reclassifications between line items. Cash earnings expense to income ratio and effective tax rates are also now included.

Section 2

The Group cash earnings reconciliation has been expanded; cash earnings adjustments for non-interest income are now disclosed on a line item basis. This links the statutory account disclosures to our non-interest income on a cash earnings basis.

Section 8.1

Simplification of Reporting

For 1H07 Westpac has made the following changes to improve the presentation of its results:	Section 3 and
• Section 3 analysis of Group performance will now be presented on a cash earnings basis;	Section 8
• Section 4 Business Unit Performance - all business units are now presented on a cash earnings basis; and

•      Section 8 now includes additional reconciliations of statutory results to management results including line by line analysis of cash earnings adjustments and Group Business Unit (GBU) cash earnings reconciliations. This section will also include our business unit segment result on a cash earnings basis.

As part of these changes, the following has occurred:
• We will no longer separately identify the impact of AASB 132/139;
• Hybrid capital benefit will no longer be adjusted as this will be reported in outside equity interests moving forward; and
• The impact of translation of NZD earnings to AUD will be disclosed in a new table not as an adjustment in cash earnings.

2

Hedging of New Zealand Earnings

There has been a change in the bank’s hedging approach for New Zealand retail earnings. We will be managing the economic risk of our NZD earnings where we believe that there is a strong likelihood of significant adverse movements in the AUD/NZD rate. We may hedge up to 100% of the next 12 months earnings and up to 50% of the subsequent 12 months.

Section 8.1

New hedges undertaken and fair value movements on existing hedges now have a more direct impact on earnings, with movements in the fair value of total hedges recognised immediately in the statutory income statement. This has created some additional volatility in statutory earnings due to the timing of income recognition.

A new cash earnings adjustment will now be required to remove this inter-period earnings volatility. This will be the movement in the fair value gains/losses on outstanding hedges of future NZD earnings. The new cash earnings adjustment has been termed “Unrealised NZ retail earnings hedges”.

In addition to the above, effective for our 1H07 reporting period and onwards, New Zealand business unit earnings disclosed in Section 4 will be converted into AUD at the average actual rate for the period. The Group Business Unit will continue to record any realised gains/losses on earnings hedges through non-interest income.

Comparatives have not been restated for either Business Unit results or Business Unit margins (in AUD).	Sections. 4.6 and 7.2 Sect. 5 Note 2

Reconciliation of Wealth Management income	Section 4.3.3

We have updated the reconciliation of non-interest income from BTFG business unit results in section 4 (management results) to total wealth management income per Section 5 (Statutory Financial Information) of the Profit Announcement. The reconciliation focuses on reconciling items that are more representative of underlying business drivers. The prior period wealth reconciliation has been included in the attached template.

3

Additional disclosures in relation to impairment loss provisioning
Section 5
Note 12

The introduction of A-IFRS in 2006 resulted in changes to the presentation of our provisions for impairment losses. This includes impairment loss provisions relating to credit commitments moving from the bad and doubtful debts provision to “other liabilities” under A-IFRS.

The Provisions for Impairment Losses note 12 in Section 5 (Financial Information) has been amended to reflect the total levels of credit provisioning (both provisions held for loans and provisions for credit commitments). The provision for credit commitments has been allocated to collectively assessed provisions and individually assessed provisions, as appropriate. This more accurately reflects Westpac’s total level of provisioning for impairment losses.

Additional average balance sheet disclosure	Section 5
Note 3
The average balance sheet and interest rates note in Section 5 (Financial Information) will now include Loans and Deposits margin information by geography (Australia, New Zealand and Other Overseas).

Changes to Business Unit information

(a) Transfers between Business Units

There have been two changes in our business unit financials since the September 2006 Profit Announcement. Our business unit comparative information in Section 4 (Business Unit Performance) has been updated to reflect the business unit transfers which have resulted from these changes. Business unit transfers impacting comparative information are:

Sections 4.1, 4.2 and 4.4
• Transfer of non-interest income from New Zealand to WIB (1H06: $4m; 2H06: $4m) relating to the transfer of a portion of the Institutional customer base in New Zealand to WIB.	Sections 7.1, 8.2 and 9

•                  Transfer of expenses from WIB to BCB (1H06: $10m; 2H06: $11m) reflecting a change in Information Technology allocations between business units. This is to more accurately reflect Information Technology resource usage across these business units

4

Changes to Business Unit information (continued)

(b) Changes to Business Unit Key Metrics
Changes have been made to the Australian Business and Consumer and New Zealand Banking key metrics tables in Section 4 (Business Unit Performance). In particular:

• Reported product spreads have been restated to include the impacts of AASB 132/139 (effective yield) for the periods ending 1H06 and 2H06; and	Sections 4.1.2 and 4.4.1

•      Market share, system multiple and business satisfaction information has been updated to reflect data points available for September 2006, which were unavailable at the time of release of the September 2006 Profit Announcement.

(c) Group Business Unit

The results for the Group Business Unit are presented on a cash earnings basis. A reconciliation of the results for the Group Business Unit from a reported basis to a cash earnings basis has also been included.

Sections 4.6 and 8.3

Other

Aggregate non-traded value at risk managed by Group Treasury has now been included for the last three half years in Section 5 Note 20 (Derivative financial instruments).	Section 5 Note 20

In prior periods, Section 5 Financial Information included Note 4 Revenue; this has been deleted as the information is contained in the Net interest income and Non-interest income statutory notes.

5

APPENDIX 1b

Key Tables for the Interim Profit
Announcement

10 April 2007

As referred to in the market release dated 10 April 2007

RESULTS AT A GLANCE

2.1 REPORTED RESULTS

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Net interest income		2,782	2,860
Non-interest income		1,872	1,703
Net operating income		4,654	4,563
Operating expenses		(2,160)	(2,135)
Core earnings		2,494	2,428
Impairment losses		(190)	(185)
Profit from ordinary activities before income tax		2,304	2,243
Income tax expense		(673)	(749)
Net profit		1,631	1,494
Net profit attributable to outside equity interests		(29)	(25)
Net profit attributable to equity holders of Westpac Banking Corporation (WBC)		1,602	1,469
Treasury shares		(3)	12
TPS revaluations		—	30
Unrealised NZ Retail earnings hedges		—	—
Sale of sub-custody business		(72)	—
Deferred tax asset write-off		41	—
Cash earnings		1,568	1,511

2.1.1 Cash Earnings

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Net interest income		2,782	2,860
Non-interest income		1,755	1,701
Net operating income		4,537	4,561
Operating expenses		(2,160)	(2,135)
Core earnings		2,377	2,426
Impairment losses		(190)	(185)
Operating profit before tax		2,187	2,241
Income tax expense		(590)	(705)
Net profit		1,597	1,536
Net profit attributable to outside equity interests		(29)	(25)
Cash earnings		1,568	1,511
Effective tax rate		27.0%	31.5%

2.1.2 Key Financial Data – Earnings

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Shareholder value
Cash earnings per ordinary share (cents)		85.5	81.7
Earnings per ordinary share (cents)		87.5	79.7
Economic profit ($m)		1,174	1,129
Weighted average ordinary shares (millions) - Statutory(2)		1,830	1,844
Weighted average ordinary shares (millions) - cash earnings(2)		1,835	1,849
Fully franked dividends per ordinary share (cents)		60	56
Dividend payout ratio - cash earnings (%)		70.2	68.5
Net tangible assets per ordinary share ($)		6.12	5.78

Productivity and efficiency
Expense to income ratio (%) - reported		46.4	46.8
Expense to income ratio (%) - cash earnings		47.6	46.8
Total banking expense to income ratio (%) - reported		45.6	46.1
Total banking expense to income ratio (%) - cash earnings		46.9	46.1
Full-time equivalent employees (FTE)		27,224	26,932

Business Performance
Interest spread (%)(3)		1.82	2.03
Interest margin (%)(3)		2.19	2.40
Average interest earning assets ($m)		257,879	243,488

2.2 SUMMARY BALANCE SHEET

$m	31 March 2007	30 Sept 2006	31 March 2006	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Assets
Cash		2,478	2,536
Due fromother financial institutions		12,865	17,124
Trading assets, financial assets and available-for-sale securities		17,811	19,692
Derivative financial instruments		10,311	14,656
Loans and acceptances		234,484	215,701
Life insurance assets		14,281	14,743
Other assets		7,348	7,427
Total assets		299,578	291,879
Liabilities
Due to other financial institutions		12,051	12,256
Deposits		167,741	153,891
Trading liabilities and other financial liabilities		7,497	9,036
Derivative financial instruments		9,342	12,389
Debt issues		61,476	63,153
Life insurance policy liabilities		13,476	13,655
Loan capital		5,957	6,375
Other liabilities		5,940	6,482
Total liabilities		283,480	277,237
Equity
Equity attributable to equity holders of WBC		14,186	13,478
Minority interests		1,912	1,164
Total equity		16,098	14,642

2.2.1 Key Financial Data – Balance Sheet

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Profitability and capital adequacy
Return on average ordinary equity		23.6%	22.3%
Cash earnings to average ordinary equity		23.1%	23.0%
Total capital ratio		9.6%	9.7%
Tier 1 capital ratio		6.9%	6.8%
Adjusted common equity to risk weighted assets(4)		4.6%	4.6%
Risk weighted assets ($m)		193,417	181,823
Total committed exposures ($m)		359,362	342,030
Average ordinary equity ($m)		13,552	13,186
Average total equity ($m)		15,214	14,468
Asset quality
Net impaired assets(5) to equity and collectively assessed provisions		1.5%	1.6%
Total impairment provisions to total impaired assets(5)		49.3%	56.1%
Collectively assessed provisions(6) to risk weighted assets		68bps	64bps
Collectively assessed provisions(6) to non-housing loans and acceptances		113bps	109bps
Total provisions(6) to risk weighted assets		76bps	77bps
Total provisions(6) to gross loans and acceptances		63bps	65bps
Impairment losses to average loans and acceptances annualised		17bps	17bps
Net impairment losses written-off to average loans and acceptances annualised		15bps	9bps

REVIEW OF GROUP OPERATIONS

3.1 SUMMARY RESULTS OVERVIEW

Cash Earnings

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Net interest income		2,782	2,860
Non-interest income		1,755	1,701
Net operating income		4,537	4,561
Operating expenses		(2,160)	(2,135)
Core earnings		2,377	2,426
Impairment losses		(190)	(185)
Operating profit before tax		2,187	2,241
Income tax expense		(590)	(705)
Net profit		1,597	1,536
Net profit attributable to outside equity interests		(29)	(25)
Cash earnings		1,568	1,511
Effective tax rate		27.0%	31.5%

Impact of Exchange Rate Movements

	Half Year March 07 vs Half Year March 06			Half Year March 07 vs Half Year Sept 06
	Fx unadjusted % growth	Fx impact $m	Fx adjusted % growth	Fx unadjusted % growth	Fx impact $m	Fx adjusted % growth
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment losses
Operating profit before tax
Income tax expense
Net Profit
Net profit attributable to outside
equity interests
Cash earnings

Loans and Acceptances

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Business Unit
Business and Consumer Banking		166,004	155,632
Consumer (Australia)		120,266	113,432
Housing		111,498	105,240
Personal (loans and cards)		8,768	8,192
Business (incl. equip. finance)		43,823	40,324
Other		1,915	1,876
Westpac Institutional Bank		32,083	26,897
New Zealand(1)(NZ$)		36,605	34,387
BT Financial Group(2)		3,621	2,996
Pacific Banking		1,153	1,048

Group
Net loans(3)		234,484	215,701

Deposits

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Business Unit
Business and Consumer Banking		92,788	87,027
Consumer		46,899	44,724
Business		28,710	27,196
Working Capital		14,753	12,723
Other		2,426	2,384
Westpac Institutional Bank		7,369	5,971
New Zealand(1)(NZ$)		21,796	20,787
Pacific Banking		1,421	1,327
Other(2)		47,121	41,809

Group
Total Deposits		167,741	153,891

Margins

$m	Half Year March 07	Half Year Sept 06	Half Year March 06	% Mov’t Sept 06- Mar 07	% Mov’t Mar 06- Mar 07
Net Interest Income (cash earnings basis)		2,782	2,860
Tax equivalent gross-up		54	57
Adjusted Net Interest Income		2,836	2,917
Average Interest Earning Assets		257,879	243,488
Interest margin (%)		2.19%	2.40%

3.3.2       NON-INTEREST INCOME

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Fees & commissions		924	842
Wealth management and insurance income		539	496
Trading income		197	328
Other income		95	35
Non-interest income (cash earnings basis)		1,755	1,701

Financial Markets

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Product
Foreign exchange(1)		120	148
Capital markets(1)		34	62
Other(2)		30	46
Total financial markets product income		184	256
Income classification
Net interest income		(10)	(5)
Non-interest income		194	261
Trading income		164	265
Dividend income		7	5
Other non-interest income		23	(9)
Total financial markets product income		184	256

3.3.3       OPERATING EXPENSES

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Salaries & employee expenses		(1,159)	(1,165)
Equipment & occupancy expenses		(310)	(304)
Other expenses		(691)	(666)
Total expenses		(2,160)	(2,135)

Full Time Equivalent Employees (FTE)

				Mov’t	Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
Analysis of movement in FTE	March 07	Sept 06	March 06	Mar 07	Mar 07
Permanent employees		25,363	25,595
Temporary employees		1,861	1,337
Total FTE employees		27,224	26,932

3.3.4       IMPAIRMENT LOSSES

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Individually assessed provisions		(66)	(78)
Write-backs		76	37
Write-offs		(123)	(100)
Recoveries		11	14
Collectively assessed provisions		(88)	(58)
Total impairment losses		(190)	(185)

3.4.1       CREDIT QUALITY KEY METRICS

Stressed Loans - Exposure by Credit Grade
as a % of Total Commitments	1H07	2H06	1H06	2H05
Impaired(1)		0.14%	0.16%	0.18%
90 days past due, well secured		0.14%	0.15%	0.09%
Watchlist and substandard		0.53%	0.44%	0.47%
Total Stressed Loans		0.81%	0.75%	0.74%

Australian business products	1H07	2H06	1H06	2H05
90 days past due (3 month moving average)		0.61%	0.57%	0.48%

Other consumer loans	1H07	2H06	1H06	2H05
90 days past due		0.85%	0.89%	0.71%

Mortgage Loans	1H07	2H06	1H06	2H05
90 days past due		0.25%	0.24%	0.20%

Other	1H07	2H06	1H06	2H05
Total impaired assets /Gross loans and acceptances(1)		0.22%	0.26%	0.27%
Total impairment provisions to total impaired assets(1)		49.3%	56.1%	36.0%
Collectively assessed provisions to risk weighted assets (basis points)(2)		68	64	90
Impairment losses on loans to average loans and acceptances annualised (basis points)		17	17	18

BUSINESS UNIT PERFORMANCE

				% Mov’t	% Mov’t
Cash earnings	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Business and Consumer Banking		832	835
Westpac Institutional Bank		274	251
New Zealand(1)		210	207
BT Financial Group (Australia)(2)		174	165
Pacific Banking		40	36
Group Business Unit		38	17
Total Group cash earnings		1,568	1,511
Less Wealth Management
Australia		174	165
New Zealand		11	11
Total Wealth Management		185	176
Total banking cash earnings		1,383	1,335

				% Mov’t	% Mov’t
Expense to income ratio	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
%	March 07	Sept 06	March 06	Mar 07	Mar 07
Business and Consumer Banking		49.4%	48.4%
Westpac Institutional Bank		41.3%	41.5%
New Zealand(1)		48.0%	48.5%
BT Financial Group (Australia)(2)		53.2%	52.9%
Pacific Banking		31.5%	31.0%
Total group ratio		46.4%	46.8%
Group ratio (cash earnings basis)(3)		47.6%	46.8%
Wealth Management(4)
Funds Management		63.6%	63.6%
Insurance		28.2%	27.2%
Total Wealth Management ratio		52.6%	52.4%
Total banking ratio		45.6%	46.1%
Banking ratio (cash earnings basis)(3)		46.9%	46.1%

4.1         BUSINESS AND CONSUMER BANKING

4.1.1	Total BCB

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		2,058	2,020
Non-interest income		596	547
Net operating income		2,654	2,567
Operating expenses		(1,312)	(1,243)
Core earnings		1,342	1,324
Impairment losses		(165)	(124)
Operating profit before tax		1,177	1,200
Tax and outside equity interests		(345)	(365)
Net profit after tax/cash earnings		832	835

Economic profit		782	789
Expense to income ratio (%)		49.4%	48.4%

	$bn	$bn	$bn
Deposits		92.8	87.0
Net loans		166.0	155.6
Total assets		168.6	158.0

4.1.2       BCB Key Metrics

Loans Outstanding Growth Rates (%)(1)	1H07	2H06	1H06	2H05
Consumer loans		12	12	10
Business loans		17	12	9
Growth in total loans outstanding		13	12	9

Deposits Outstanding Growth Rates (%)(1)	1H07	2H06	1H06	2H05
Consumer deposits		9	9	12
Business deposits		18	3	17
Growth in total deposits		13	6	14

Market Share (%)(2)	1H07	2H06	1H06	2H05
Housing credit(3)		13	13	13
Cards		18	18	18
WBC Business credit(4)		13	12	12
Retail deposits(5)		13	13	13

System Multiples(6)	1H07	2H06	1H06	2H05
Housing credit(3)		0.8	0.9	0.7
Cards		1.2	1.2	0.7
WBC business credit(4)		1.7	1.1	0.4
Retail business credit(7)		1.5	0.7	0.6
Retail deposits(5)		0.9	0.6	1.0

Third Party Origination (%)	1H07	2H06	1H06	2H05
Consumer lending (mortgages)		38	38	35

Product Spread (%)	1H07	2H06	1H06	2H05
Mortgages(8)		1.03	1.08	1.05
Cards adjusted(9)		6.00	6.05	6.65
S&I deposits		1.92	1.83	1.85
Business lending		1.86	1.94	1.84

Credit Quality (%)	1H07	2H06	1H06	2H05
Business impaired assets to total committed exposure		0.16	0.17	0.14
Business delinquencies > 90 days (3 month moving avg)		0.61	0.57	0.48
Mortgage delinquencies > 90 days		0.27	0.26	0.21
Other personal lending delinquencies > 90 days		0.89	0.91	0.82

Customer Satisfaction(10)	1H07	2H06	1H06	2H05
Westpac consumer		70	72	72
Peer group(11)		72	73	72

4.1.3       Consumer Segment

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		1,224	1,227
Non-interest income		379	335
Net operating income		1,603	1,562
Operating expenses		(933)	(894)
Core earnings		670	668
Impairment losses		(136)	(84)
Operating profit before tax		534	584
Tax and outside equity interests		(153)	(178)
Net profit after tax/cash earnings		381	406

Expense to income ratio (%)		58.2%	57.2%

	$bn	$bn	$bn
Deposits		48.0	46.0
Net loans		120.3	113.4
Total assets		121.0	114.7

4.1.4       Business Segment

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		834	793
Non-interest income		217	212
Net operating income		1,051	1,005
Operating expenses		(379)	(349)
Core earnings		672	656
Impairment losses		(29)	(40)
Operating profit before tax		643	616
Tax and outside equity interests		(192)	(187)
Net profit after tax/cash earnings		451	429

Expense to income ratio (%)		36.1%	34.7%

	$bn	$bn	$bn
Deposits		44.8	41.0
Net loans		45.7	42.2
Total assets		47.6	43.3

4.2          WESTPAC INSTITUTIONAL BANK

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		246	228
Non-interest income		425	428
Net operating income		671	656
Operating expenses		(277)	(272)
Core earnings		394	384
Impairment losses		(1)	(38)
Operating profit before tax		393	346
Tax and outside equity interests		(119)	(95)
Net profit after tax/cash earnings		274	251

Economic profit		175	159
Expense to income ratio (%)		41.3%	41.5%

	$bn	$bn	$bn
Deposits		7.4	6.0
Net loans		32.1	26.9
Total assets		56.5	56.8

4.2.1       Institutional Bank (IB) (Excluding Structured Finance)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		185	177
Non-interest income		425	428
Net operating income		610	605
Operating expenses		(269)	(268)
Core earnings		341	337
Impairment losses		(1)	(38)
Operating profit before tax		340	299
Tax and outside equity interests		(96)	(89)
Net profit after tax/cash earnings		244	210

Economic profit		145	106
Expense to income ratio (%)		44.1%	44.3%

	$bn	$bn	$bn
Deposits		6.8	6.0
Net loans		31.3	26.2
Total assets		50.5	50.2

4.2.2   IB Key Metrics

Financial Markets Product Income $m	1H07	2006	2H06	1H06	2H05
Foreign exchange		268	120	148	100
Capital markets		96	34	62	44
Other		76	30	46	24
Total		440	184	256	168

Revenue Contribution by Business Segments(1) $m	1H07	2006	2H06	1H06	2H05
Financing		229	119	110	104
Financial markets		440	184	256	168
Transactional(2)		173	90	83	83
Debt capital markets		62	52	10	13
Specialised capital group		96	80	16	60

Net Loans and Acceptances $bn	1H07	2006	2H06	1H06	2H05
Financing loans		24.8	24.8	21.1	19.0
Other loans		6.5	6.5	5.1	4.3

4.2.3   Structured Finance (SF)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income(1)		61	51
Non-interest income		—	—
Net operating income		61	51
Operating expenses		(8)	(4)
Core earnings		53	47
Impairment losses		—	—
Operating profit before tax		53	47
Tax and outside equity interests(1)		(23)	(6)
Net profit after tax/cash earnings		30	41

Economic profit		30	53
Expense to income ratio (%)		13.1%	7.8%

	$bn	$bn	$bn
Deposits		0.5	—
Net loans		0.8	0.7
Total assets		6.0	6.6

4.3   BT FINANCIAL GROUP (AUSTRALIA)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		33	34
Non-interest income		497	467
Net operating income		530	501
Operating expenses		(282)	(265)
Core earnings		248	236
Impairment losses		—	—
Operating profit before tax		248	236
Tax and outside equity interests		(74)	(71)
Net profit after tax/cash earnings		174	165

Economic profit		116	106
Expense to income ratio (%)		53.2%	52.9%

	$bn	$bn	$bn
Total assets		18.7	18.1
Funds under management		39.0	40.3
Funds under administration		40.4	38.9

Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Funds management business		100	95
Insurance		59	56
Total funds management and insurance		159	151
Other(1)		15	14
Total cash earnings		174	165

4.3.1   FUNDS MANAGEMENT BUSINESS

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		31	36
Non-interest income		409	379
Gross operating income		440	415
Commission expense		(50)	(45)
Operating income		390	370
Operating expenses		(248)	(234)
Operating profit before tax		142	136
Tax and outside equity interests		(42)	(41)
Net profit after tax/cash earnings		100	95
Expense to income ratio		63.6%	63.2%

Movement of Funds under Management

							% Mov’t	% Mov’t
	Sept			Net	Other	March	March	Sept 06-	Mar 06-
$bn	2006	Sales	Redns	Flows	Mov’t(5)	2007	2006	Mar 07	Mar 07
Retail(1)	21.2						21.8
Institutional	13.1						14.2
Wholesale	4.7						4.3
Total FUM	39.0						40.3
Wrap	26.6						23.7
Corporate Super	5.2						5.0
Other(2)	8.6						10.2
Total FUA	40.4						38.9
Margin Lending	3.7						3.0
Total FUM/FUA/LUM(3)	83.1						82.2

4.3.2   INSURANCE BUSINESS

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		7	8
Non-interest income		144	128
Gross operating income		151	136
Commission expense		(33)	(25)
Operating income		118	111
Operating expenses		(34)	(31)
Operating profit before tax		84	80
Tax and outside equity interests		(25)	(24)
Net profit after tax/cash earnings		59	56
Expense to income ratio		28.8%	27.9%

Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Life Insurance		22	28
General Insurance		37	28
Total		59	56

Premiums for risk businesses

	In-force					In-force	In-force	% Mov’t	% Mov’t
	Sept			Net	Other	March	March	Sept 06-	Mar 06-
$m	2006	Sales	Lapses	Inflows	mov’t	2007	2006	Mar 07	Mar 07
Life Insurance in-force premiums ($m)	253						246

Ratios for Insurance Business

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
(%)	March 07	Sept 06	March 06	Mar 07	Mar 07
Life Insurance (loss ratio)(1)		29	33
General Insurance (combined ratio)(2)		54	69

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
General Insurance Premium Income		130.7	124.3

4.3.3   WEALTH MANAGEMENT INCOME RECONCILIATION

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Non-interest income BTFG Australia		497	467
Policyholder tax recoveries		3	58
Treasury shares adjustment		1	(13)
Net commission, premium and fee income		9	(5)
New Zealand wealth management & insurance		30	31
Other		3	3
Total wealth management & insurance income		543	541

4.4   NEW ZEALAND

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
NZ$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		476	469
Non-interest income		213	205
Net operating income		689	674
Operating expenses		(331)	(327)
Core earnings		358	347
Impairment losses		(20)	(11)
Operating profit before tax		338	336
Tax and outside equity interests		(107)	(109)
Net profit after tax/cash earnings		231	227
Economic profit		132	126
Expense to income ratio (%)		48.0%	48.5%

	$bn	$bn	$bn
Deposits		21.8	20.8
Net loans		36.6	34.4
Total assets		38.7	36.1
Funds under management		1.9	1.9

4.4.1   NEW ZEALAND KEY METRICS

Lending Growth (%)(1)	1H07	2H06	1H06	2H05
Mortgages		15	13	14
Unsecured personal lending		11	6	4
Consumer lending		14	13	13
Business lending		11	9	15
Total lending		12	13	14

Deposit Growth (%)(1)	1H07	2H06	1H06	2H05
Consumer deposits		9	7	6
Business deposits		10	15	8
Total deposits		10	9	7

Market Share Metrics	1H07	2H06	1H06	2H05
Consumer lending:
Market share(2)		18%	18%	18%
Market share multiple(2),(3)		1.2	0.9	0.9
Deposits:
Market share(2)		21%	21%	21%
Market share multiple(2),(3)		0.8	1.0	0.9

Product Spreads (%)	1H07	2H06	1H06	2H05
Consumer lending spread		1.33	1.34	1.03
Business lending spread		1.62	1.60	1.55
Total lending spreads		1.47	1.47	1.47
Deposits spreads		1.81	1.94	1.91

Credit Management (%)	1H07	2H06	1H06	2H05
% of Portfolio 91+ Days
Housing delinquency		0.13	0.15	0.12
Unsecured consumer delinquency		0.62	0.77	0.72

Impaired Assets
Impaired Assets/Total TCE		0.18	0.14	0.23

Customer Performance Measure	1H07	2H06	1H06	2H05
Consumer satisfaction(4)		58%	59%	58%
Consumer satisfaction - position in market(4)		5	4	5
Business satisfaction(5)		61%	57%	50%
Business satisfaction - position in market(5)		4	4	4

4.5   PACIFIC BANKING

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		48	43
Non-interest income		41	44
Net operating income		89	87
Operating expenses		(28)	(27)
Core earnings		61	60
Impairment losses		(3)	(4)
Operating profit before tax		58	56
Tax and outside equity interests		(18)	(20)
Net profit after tax/cash earnings		40	36

Economic profit		32	30
Expense to income ratio (%)		31.5%	31.0%

	$bn	$bn	$bn
Deposits		1.4	1.3
Total assets		1.6	1.4

4.6   GROUP BUSINESS UNIT

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		(38)	107
Non-interest income		3	28
Net operating income		(35)	135
Operating expenses		40	(29)
Core earnings		5	106
Impairment losses		(2)	(9)
Operating profit before tax		3	97
Tax and outside equity interests		35	(80)
Cash Earnings		38	17

2007 FINANCIAL INFORMATION

5.1 CONSOLIDATED INCOME STATEMENT

					% Mov’t	% Mov’t
		Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	Note	March 07	Sept 06	March 06	Mar 07	Mar 07
Interest income	4		9,330	8,761
Interest expense	4		(6,548)	(5,901)
Net interest income			2,782	2,860
Non-interest income	5		1,872	1,703
Net operating income			4,654	4,563
Operating expenses	6		(2,160)	(2,135)
Impairment losses on loans	12		(190)	(185)
Profit before income tax			2,304	2,243
Income tax expense	8		(673)	(749)
Net profit for the period			1,631	1,494
Net profit attributable to minority interests			(29)	(25)
Net profit attributable to equity holders of WBC			1,602	1,469

5.2   CONSOLIDATED BALANCE SHEET

					% Mov’t	% Mov’t
As at		31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	Note	2007	2006	2006	Mar 07	Mar 07
Assets
Cash and balances with central banks			2,478	2,536
Due from other financial institutions			12,865	17,124
Derivative financial instruments	20		10,311	14,656
Other trading assets			13,560	15,283
Other financial assets designated at fair value			3,282	3,376
Available-for-sale securities			969	1,033
Loans	11		234,484	215,701
Life insurance assets			14,281	14,743
Regulatory deposits with central banks overseas			465	372
Goodwill and other intangible assets			2,952	2,920
Property, plant and equipment			466	421
Deferred tax assets			653	407
Other assets			2,812	3,307
Total assets			299,578	291,879

Liabilities
Due to other financial institutions			12,051	12,256
Deposits at fair value	18		33,286	29,354
Deposits at amortised cost	18		134,455	124,537
Derivative financial instruments	20		9,342	12,389
Other trading liabilities and other financial liabilities at fair value			7,497	9,036
Debt issues			61,476	63,153
Current tax liabilities			301	64
Deferred tax liabilities			—	—
Life insurance liabilities			13,476	13,655
Provisions			868	721
Other liabilities			4,771	5,697
Total liabilities excluding loan capital			277,523	270,862

Loan capital
Subordinated bonds, notes and debentures			4,107	4,491
Subordinated perpetual notes			521	543
Trust preferrred securities 2004 (TPS 2004)			665	679
Fixed interest resettable trust securities (FIRsTS)			664	662
Total loan capital			5,957	6,375
Total liabilities			283,480	277,237

Net assets			16,098	14,642

Shareholders’ equity
Share capital:
Ordinary share capital			5,519	5,370
Treasury shares			(51)	(57)
Reserves			186	208
Retained profits			8,532	7,957
Total equity attributable to equity holders of WBC			14,186	13,478

Minority Interests
Trust preferrred securities 2003 (TPS 2003)			1,137	1,137
Trust preferrred securities 2006 (TPS 2006)			751	—
Other			24	27
Total minority interests			1,912	1,164
Total shareholders equity and minority interests			16,098	14,642

5.4   CONSOLIDATED STATEMENT OF RECOGNISED INCOME AND EXPENSE

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Gains/(losses) on available-for-sale securities:
Recognised in equity		55	2
Transferred to the income statement		(29)	(6)
Gains/(losses) on cash flow hedging instruments:
Recognised in equity		(45)	3
Transferred to the income statement		(6)	(30)
Exchange differences on translation of foreign operations		(58)	84
Income tax on items taken directly to or transferred directly from equity:
Available-for-sale securities reserve		(10)	3
Cash flow hedging reserve		17	8
Foreign currency translation reserve		13	—
Net income recognised directly in equity		(63)	64
Profit for the period		1,631	1,494
Total net income recognised for the period		1,568	1,558
Attributable to:
Members of the parent		1,539	1,533
Minority interests		29	25
Total net income recognised for the period		1,568	1,558

Note 2.   Interest spread and margin analysis

	Half Year	Half Year	Half Year
	March 07	Sept 06	March 06
Group
External interest earning assets ($m)		257,879	243,488
Net interest income ($m)		2,836	2,917
Interest spread (%)		1.82	2.03
Benefit of net non-interest bearing liabilities and equity (%)		0.37	0.37
Interest margin (%)		2.19	2.40

Analysis by business unit

External interest earning assets ($m)
Business and Consumer Banking		160,416	150,952
Westpac Institutional Bank		46,876	40,670
New Zealand (AUD)		29,638	30,776
BT Financial Group		3,293	3,003
Pacific Banking		894	812
Group Business Unit		16,762	17,275
Group total		257,879	243,488
New Zealand (NZD)		35,431	33,367

Net interest income ($m) (excluding capital benefit)(1)
Business and Consumer Banking		1,897	1,857
Westpac Institutional Bank		159	147
New Zealand (AUD)		375	371
BT Financial Group		(29)	(25)
Pacific Banking		43	39
Group Business Unit		391	528
Group total		2,836	2,917
Tax equivalent gross up(2)		(54)	(57)
Reported net interest income		2,782	2,860
New Zealand (NZD)		411	407

Interest margin (%)
Business and Consumer Banking		2.36%	2.47%
Westpac Institutional Bank		0.68%	0.72%
New Zealand		2.53%	2.42%
BT Financial Group		(1.74)%	(1.66)%
Pacific Banking		9.59%	9.70%
Group Business Unit		4.65%	6.13%
New Zealand (NZD)		2.32%	2.44%

Note 3.   Average balance sheet and interest rates

	Half Year			Half Year			Half Year
	31 March 2007			30 Sept 2006			31 March 2006
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Income	Rate	Balance	Income	Rate	Balance	Income	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Assets
Interest earning assets
Due from other financial institutions				14,314	423	5.9%	13,602	372	5.5%
Trading securities				14,522	345	4.7%	13,527	373	5.5%
Available-for-sale securities				771	27	7.0%	867	24	5.5%
Other financial assets designated at fair value				3,038	98	6.4%	2,775	95	6.8%
Regulatory deposits				334	9	5.4%	328	7	4.3%
Loans and other receivables(1)				224,900	8,468	7.5%	212,389	7,931	7.5%
Total interest earning assets and interest income(2)				257,879	9,370	7.2%	243,488	8,802	7.2%
Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				493			976
Life insurance assets				14,373			13,703
All other assets(3)				16,409			16,744
Total non-interest earning assets				31,275			31,423
Total assets				289,154			274,911

	Half Year			Half Year			Half Year
	31 March 2007			30 Sept 2006			31 March 2006
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				157,434	3,988	5.1%	148,389	3,581	4.8%
Due to other financial institutions				9,511	259	5.4%	10,622	273	5.2%
Other financial liabilities designated at fair value				4,990	155	6.2%	4,292	130	6.1%
Loan capital				6,301	178	5.6%	6,163	169	5.5%
Other interest bearing liabilities(1)				61,861	1,954	n/a	56,429	1,732	n/a
Total interest bearing liabilities and interest expense(2)				240,097	6,534	5.4%	225,895	5,885	5.2%
Non-interest bearing liabilities
Deposits and due to other financial institutions				6,235			6,578
Life insurance policy liabilities				13,507			12,761
All other liabilities(3)				14,101			15,209
Total non-interest bearing liabilities				33,843			34,548
Total liabilities				273,940			260,443
Shareholders’ equity				13,552			13,186
Outside equity interests				1,662			1,282
Total equity				15,214			14,468
Total liabilities and equity				289,154			274,911

	Half Year			Half Year			Half Year
	31 March 2007			30 Sept 2006			31 March 2006
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia
New Zealand
Other overseas

Deposits:
Australia
New Zealand
Other overseas

Note 4.          Net interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Interest income
Loans		8,265	7,758
Due from other financial institutions		423	372
Available-for-sale securities		27	24
Regulatory deposits with central banks overseas		9	7
Trading securities		341	376
Net gain/(loss) on ineffective hedges		5	(3)
Other financial assets designated at fair value		78	74
Other		182	153
Total interest income		9,330	8,761
Interest expense
Current and term deposits		(2,945)	(2,684)
Due to other financial institutions		(273)	(289)
Debt issues		(1,213)	(1,065)
Loan capital		(178)	(169)
Trading liabilities		(482)	(340)
Other financial liabilities designated at fair value		(155)	(130)
Deposits at fair value		(1,043)	(897)
Other		(259)	(327)
Total interest expense		(6,548)	(5,901)
Net interest income		2,782	2,860

Note 5.   Non-interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Fees and commissions
Banking and credit related fees		265	232
Transaction fees and commissions received		565	522
Service and management fees		22	15
Other non-risk fee income		72	73
		924	842
Wealth management and insurance income
Life insurance and funds management operating income		484	496
General insurance commissions and premiums (net of claims paid)		59	45
		543	541
Trading income(1)
Foreign exchange		101	178
Other trading securities		96	150
		197	328
Other income
Dividends received		5	4
Rental income		1	2
Net gain/(loss) on ineffective hedges		(2)	5
Hedging of overseas operations		34	(68)
Gain on disposal of assets		30	14
Net gain/(loss) on financial assets at fair value		45	29
Other		95	6
		208	(8)
Non-interest income		1,872	1,703

Note 6.   Expense analysis

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Salaries and other staff expenses
Salaries and wages		926	894
Other staff expenses		219	258
Restructuring costs		14	13
Total salaries and other staff expenses		1,159	1,165

Equipment and occupancy expenses
Operating lease rentals		117	123
Depreciation, amortisation and impairment:
Premises		1	1
Leasehold improvements		9	14
Furniture and equipment		17	21
Technology		25	25
Software		98	77
Equipment repairs and maintenance		17	19
Electricity, water and rates		5	4
Land tax		1	1
Other		20	19
Total equipment and occupancy expenses		310	304

Other expenses
Amortisation of deferred expenditure		3	1
Non-lending losses		30	24
Purchased services:
Technology and information services		63	76
Legal		13	11
Other professional services		144	131
Stationery		26	27
Postage and freight		49	50
Telecommunication costs		12	12
Insurance		7	6
Advertising		39	36
Transaction taxes		3	1
Training		10	10
Travel		29	26
Outsourcing costs		220	233
Other expenses		43	22
Total other expenses		691	666
Total		2,160	2,135

Note 7.   Deferred expenses and capitalised software

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	2007	2006	2006	Mar 07	Mar 07
Capitalised software		480	439
Deferred acquisition costs		120	111
Other		29	26

Note 8.   Income tax

				% Mov't	% Mov't
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
The income tax expense for the year is reconciled to the profit per the income Profit before income tax expense		2,304	2,243
Prima facie income tax based on the Australian company tax rate of 30% (2006: 30%)		691	673
The effect of amounts which are not deductible (assessable) in calculating taxable income
Rebateable and exempt dividends		(61)	12
Tax losses and temporary differences not previously recognised now brought to account		29	(5)
Life insurance:
Tax adjustment on policyholders' earnings(1)		2	41
Adjustment for life business tax rates		(1)	(2)
Other non-assessable items		(78)	(60)
Other non-deductible items		120	—
Adjustment for overseas tax rates		13	8
Income tax (over)/under provided in prior years		33	3
Other items		(75)	79
Total income tax expense in the income statement		673	749
Average effective income tax rate (%)		29.2	33.4
Tax equivalent gross up(2)		54	57
Effective tax rate (%) (excluding life company)		29.1	30.9
Effective tax rate (%) (including gross up)		30.9	35.1
Effective tax rate (%) (including gross up and excluding life company accounting)		30.8	32.6

Note 9.   Dividends

	Half Year	Half Year	Half Year
	March 07	Sept 06	March 06
Ordinary dividend (cents per share)
Interim (fully franked)(1)		—	56
Final (fully franked) - proposed dividend		60	—
		60	56
Total dividends paid
Ordinary dividends paid ($m)		1,026	951
		1,026	951
Ordinary dividend payout ratio(2)		68.6%	70.3%
Ordinary dividend payout ratio - cash earnings		70.2%	68.5%

Note 10.   Earnings per ordinary share

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Earnings per ordinary share (cents)(1):
Basic		87.5	79.7
Fully diluted		86.6	78.8
Cash earnings per ordinary share (cents)		85.5	81.7
Weighted average number of fully paid ordinary shares (millions) - Basic		1,830	1,844
Weighted average number of fully paid ordinary shares (millions) - Fully diluted		1,895	1,917

Reconciliation of ordinary shares on issue (millions)(1)
Number of ordinary shares on issue at 1 October 2006	1,840
Number of shares issued on exercise of options and performance share rights
Number of shares issued under the Dividend
Reinvestment Plan (DRP)
Number of shares issued under the Employee Share
Plan (ESP)

Number of shares issued for acquisition of Hastings
Number of shares bought back
Number of ordinary shares on issue at 31 March 2007

	Half Year		Half Year		Half Year
	31 March		30 Sept		31 March
	2007		2006		2006
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit			1,631	1,631	1,494	1,494
Net profit attributable to minority interests			(29)	(29)	(25)	(25)
FIRsTS distributions			—	22	—	22
2004 TPS distributions			—	18	—	19
Earnings			1,602	1,642	1,469	1,510
Weighted average number of ordinary shares (millions)

Weighted average number of ordinary shares			1,835	1,835	1,849	1,849
Effect of own shares held			(5)	(5)	(5)	(5)
Potential dilutive adjustment:
Exercise of options			—	5	—	10
Conversion of 2004 TPS			—	31	—	33
Conversion of FIRsTS			—	29	—	30
Other			—	—	—	—
Total weighted average number of ordinary shares			1,830	1,895	1,844	1,917
Earnings per ordinary share (cents)			87.5	86.6	79.7	78.8

Note 11.   Loans

As at				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	2007	2006	2006	Mar 07	Mar 07
Loans are classified based on the location of the lending office
Australia
Overdrafts		3,113	3,227
Credit card outstandings		6,755	6,265
Overnight and at call money market loans		248	235
Acceptance finance		18,617	16,952
Term loans:
Housing		96,456	90,447
Housing - Line of credit		14,698	14,492
Total housing		111,154	104,939
Non-housing		44,678	38,331
Finance leases		4,216	4,225
Margin Lending		3,621	2,996
Other		3,257	3,155
Total Australia		195,659	180,325

New Zealand
Overdrafts		1,179	1,107
Credit card outstandings		857	846
Overnight and at call money market loans		1,474	1,445
Term loans:
Housing		21,374	19,490
Non-housing		10,979	9,819
Other		782	838
Total New Zealand		36,645	33,545

Other Overseas
Overdrafts		204	181
Term loans:
Housing		641	622
Non-housing		2,499	2,148
Finance leases		19	13
Other		17	17
Total Overseas		3,380	2,981

Total loans		235,684	216,851
Provision for impairment of loans		(1,200)	(1,150)
Total net loans		234,484	215,701

Note 12.   Provisions for impairment losses

	Half Year	Half Year	Half Year
$m	March 07	Sept 06	March 06
Collectively assessed provisions
Balance at beginning of the year		1,058	1,530
Adjustment on transition to A-IFRS		—	(545)
Restated balance at beginning of period		1,058	985
New provisions raised		211	158
Utilised		(2)	(2)
Write-offs		(123)	(100)
Discount unwind		61	31
Exchange rate adjustments		(11)	(14)
Closing balance		1,194	1,058

Individually assessed provisions
Restated balance at beginning of period		231	199
New individually assessed provisions		66	78
Write-backs		(76)	(37)
Write-offs		(55)	(13)
Discount unwind		—	2
Exchange rate adjustments		(2)	2
Closing balance		164	231
Total provisions for impairment losses on loans and credit
commitments		1,358	1,289
Less provisions for credit commitments		(158)	(139)
Total provisions for impairment losses on loans		1,200	1,150

	Half Year	Half Year	Half Year
$m	March 07	Sept 06	March 06
Reconciliation of impairment losses
New individually assessed provisions		66	78
Write-backs		(76)	(37)
Recoveries		(11)	(14)
New collectively assessed provisions		211	158
Impairment losses		190	185

Note 13.   Non-performing loans

	Half Year	Half Year	Half Year
$m	March 07	Sept 06	March 06
Australia
Non-accrual assets(1):
Gross		284	328
Impairment provisions		(121)	(193)
Net		163	135
Restructured loans:
Gross		21	23
Impairment provisions		(10)	(10)
Net		11	13
Overdrafts and revolving credit greater than 90 days:
Gross		78	75
Impairment provisions		(74)	(61)
Net		4	14
Net Australian non-performing loans		178	162

New Zealand
Non-accrual assets:
Gross		58	44
Impairment provisions		(16)	(12)
Net		42	32
Restructured loans:
Gross		—	—
Impairment provisions		—	—
Net		—	—
Overdrafts and revolving credit greater than 90 days:
Gross		9	11
Impairment provisions		(5)	(6)
Net		4	5
Net New Zealand non-performing loans		46	37

Other Overseas
Non-accrual assets:
Gross		69	75
Impairment provisions		(30)	(30)
Net		39	45
Restructured loans:
Gross		1	—
Impairment provisions		—	—
Net		1	—
Overdrafts and revolving credit greater than 90 days:
Gross		1	—
Impairment provisions		(1)	—
Net		—	—
Net other Overseas non-performing loans		40	45

Total net non-performing loans		264	244

Note 14.   Movement in gross impaired assets(1)

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	2007	2006	2006	Mar 07	Mar 07
Balance as at beginning of period		556	561
New and increased		201	171
Write-offs		(178)	(113)
Returned to performing or repaid		(181)	(176)
Portfolio managed — new/increased/returned/repaid		126	113
Exchange rate and other adjustments		(3)	—
Balance as at period end		521	556

Note 15.   Items past 90 days but well secured

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	2007	2006	2006	Mar 07	Mar 07
Australia:
Housing products		116	103
Other products		341	355
Total Australia		457	458
New Zealand:
Housing products		28	30
Other products		2	9
Other Overseas		9	3
Total Overseas		39	42
Total		496	500

Note 16.   Impaired assets and provisioning ratios

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
	2007	2006	2006	Mar 07	Mar 07
Total impaired assets to gross loans and acceptances(1)		0.22%	0.26%
Net impaired assets to equity and collectively
assessed provisions(1)		1.5%	1.6%
Total impairment provisions to total impaired assets(1)		49.3%	56.1%
Collectively assessed provisions(2) to non-housing
loans and acceptances(3)		113bps	109bps
Total provisions to gross loans and acceptances(2)		63bps	65bps
Total impaired assets to equity and total provisions(1)		3.0%	3.5%

Note 17.   Delinquencies (90 days past due loans)

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 06-	Mar 06-
	2007	2006	2006	Mar 07	Mar 07
Mortgages		0.25%	0.24%
Other Personal Lending		0.85%	0.89%
Total Personal Lending		0.29%	0.29%
Australian Business Banking Portfolio(1)		0.61%	0.57%

Note 18.   Deposits

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 06-	Mar 06-
$m	2007	2006	2006	Mar 07	Mar 07
Australia
Deposits at fair value
Certificates of deposit		27,917	25,559
Total deposits at fair value		27,917	25,559
Deposits at amortised cost
Non-interest bearing, repayable at call		3,641	3,427
Certificates of deposit		712	1,134
Other interest bearing:
At call		72,590	66,196
Term		23,704	22,673
Total deposits at amortised cost		100,647	93,430
Total Australia		128,564	118,989

New Zealand
Deposits at fair value
Certificates of deposit		3,601	2,309
Total deposits at fair value		3,601	2,309
Deposits at amortised cost
Non-interest bearing, repayable at call		1,923	1,863
Certificates of deposit		—	102
Other interest bearing:
At call		9,810	8,732
Term		11,193	11,072
Total deposits at amortised cost		22,926	21,769
Total New Zealand		26,527	24,078

Other Overseas
Deposits at fair value
Certificates of deposit		1,768	1,486
Total deposits at fair value		1,768	1,486
Deposits at amortised cost
Non-interest bearing, repayable at call		288	422
Certificates of deposit		594	68
Other interest bearing:
At call		628	674
Term		9,372	8,174
Total deposits at amortised cost		10,882	9,338
Total Overseas		12,650	10,824

Total deposits		167,741	153,891

Note 20.   Derivative financial instruments

As at 31 March 2007	Notional(1)	Fair	Fair
$m	Amount	Value	Value
Held for trading
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Futures
Forwards
Swaps
Options
Commodities
Equities and credit
Total held for trading derivatives
Fair value hedges
Interest rate
Futures
Forwards
Swaps
Purchased options
Foreign exchange
Futures
Forwards
Swaps
Total fair value hedging derivatives
Cash flow hedges
Interest rate
Futures
Forwards
Swaps
Foreign exchange
Futures
Forwards
Swaps
Total cash flow hedging derivatives
Net investment hedges
Foreign exchange
Borrowings
Other
Total net investment hedges
Total derivatives
As at 30 September 2006	1,310,044	10,311	9,342
As at 31 March 2006	1,228,719	14,656	12,389

Maturity profile of foreign exchange and derivative credit risk exposure in gross replacement cost terms.

	Less Than	1 Month to	3 Months	1 Year to				Over
$m	1 Month	3 Months	to 1 Year	2 Years	2-3 Years	3-4 Years	4-5 Years	5 Years
March 2007
Cash inflows (assets)
Cash outflows (liabilities)

Daily value at risk

We use value at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits.  Value at risk is an estimate of the worst case loss in value of trading positions, to a 99% confidence level, assuming positions were held unchanged for one day. The main types of market risk arising from our trading activities are interest rate and foreign exchange risks.  Other market risks include commodity, equity, prepayment, specific issuer and capital markets underwriting risks.  The table below depicts the aggregate financial markets (including capital markets underwriting) value at risk for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2007
Six months ended 30 September 2006	8.3	4.2	5.9
Six months ended 31 March 2006	11.0	4.4	6.9

	Half Year	Half Year	Half Year
Average	31 March	30 Sept	31 March
$m	2007	2006	2006
Interest rate risk		3.2	3.5
Foreign exchange risk		1.3	1.7
Volatility risk		0.8	0.5
Other market risks(1)		2.3	3.1
Diversification benefit		(1.7)	(2.0)
Net market risk		5.9	6.9

The table below depicts the aggregate non-traded value at risk managed by Group Treasury for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2007
Six months ended 30 September 2006
Six months ended 31 March 2006

Note 23.   Consolidated statement of changes in shareholders’ equity

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Share capital
Balance as at beginning of period		5,313	5,235
A-IFRS transition adjustment		—	—
Restated balance as at beginning of period		5,313	5,235
Shares issued:
Under dividend reinvestment plan		142	207
Under option and share right schemes		40	27
In exchange for New Zealand Class shares		—	—
Acquisition of Hastings Funds
Management Limited		—	52
Shares bought back and cancelled		—	(212)
Shares purchased for delivery upon exercise of options and share rights		(33)	—
(Acquisition)/disposal of treasury shares		6	4
Balance as at period end		5,468	5,313
Available-for-sale securities reserve
Balance as at beginning of period		(1)	—
A-IFRS transition adjustment		—	—
Restated balance as at beginning of period		(1)	—
Net gains/(losses) from changes in fair value		55	2
Income tax effect		(7)	—
Transferred to income statements		(29)	(6)
Income tax effect		(3)	3
Balance as at period end		15	(1)
Share based payment reserve
Balance as at beginning of period		164	142
A-IFRS transition adjustment		—	—
Restated balance as at beginning of period		164	142
Current period movement		40	22
Balance as at period end		204	164
Cash flow hedging reserve
Balance as at beginning of period		32	—
A-IFRS transition adjustment		—	51
Restated balance as at beginning of period		32	51
Net gains/(losses) from changes in fair value		(45)	3
Income tax effect		15	(1)
Transferred to income statements		(6)	(30)
Income tax effect		2	9
Balance as at period end		(2)	32
Foreign currency translation reserve
Balance as at beginning of period		13	(96)
A-IFRS transition adjustment		—	25
Restated balance as at beginning of period		13	(71)
Transfer from retained profits		1	—
Foreign currency translation adjustment		(58)	84
Tax on foreign currency translation adjustment		13	—
Balance as at period end		(31)	13
Total reserves		186	208
Movements in retained profits were as follows:
Balance as at beginning of period		7,957	8,280
A-IFRS transition adjustment		—	(50)
Restated balance as at beginning of period		7,957	8,230
Net profit for the year		1,602	1,469
Deemed dividend on shares bought back		—	(791)
Final dividend for prior year		—	(951)
Interim dividend for prior year		(1,026)	—
Transfer (to)/from reserves		(1)	—
Balance as at period end		8,532	7,957

6.	OTHER INFORMATION

6.1	CREDIT RATINGS AND EXCHANGE RATES

Six months to/as at	31 March 2007		30 Sept 2006		31 March 2006
Currency	Average	Spot	Average	Spot	Average	Spot
USD			0.7519	0.7481	0.7417	0.7153
GBP			0.4064	0.3993	0.4236	0.4100
NZD			1.1959	1.1446	1.0917	1.1707

7. SEGMENT RESULT

7.1   HALF YEAR SEGMENT RESULT – REPORTED RESULT

	Business and		BT Financial	Westpac		Group
6 months to 31 March 2007	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(2)	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment losses
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to outside equity interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Cash earnings (cents) per ordinary share

	Business and		BT Financial	Westpac		Group
6 months to 30 September 2006	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(1)	Group
Net interest income	2,058	435	33	246	48	(38)	2,782
Non-interest income	596	193	497	425	41	120	1,872
Net operating income	2,654	628	530	671	89	82	4,654
Operating expenses	(1,312)	(301)	(282)	(277)	(28)	40	(2,160)
Impairment losses	(165)	(19)	—	(1)	(3)	(2)	(190)
Profit from ordinary activities before income tax expense	1,177	308	248	393	58	120	2,304
Tax expense	(345)	(97)	(74)	(119)	(15)	(23)	(673)
Net profit	832	211	174	274	43	97	1,631
Net profit attributable to outside equity interests	—	(1)	—	—	(3)	(25)	(29)
Net profit attributable to equity holders of WBC	832	210	174	274	40	72	1,602
Treasury shares	—	—	—	—	—	(3)	(3)
TPS revaluations	—	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	(72)	(72)
Deferred tax asset write-off	—	—	—	—	—	41	41
Cash earnings	832	210	174	274	40	38	1,568
Cash earnings (cents) per ordinary share							85.5

	Business and		BT Financial	Westpac		Group
6 months to 31 March 2006	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(2)	Group
Net interest income	2,020	428	34	228	43	107	2,860
Non-interest income	547	187	467	428	44	30	1,703
Net operating income	2,567	615	501	656	87	137	4,563
Operating expenses	(1,243)	(299)	(265)	(272)	(27)	(29)	(2,135)
Impairment losses	(124)	(10)	—	(38)	(4)	(9)	(185)
Profit from ordinary activities before income tax expense	1,200	306	236	346	56	99	2,243
Tax expense	(365)	(97)	(71)	(95)	(17)	(104)	(749)
Net profit	835	209	165	251	39	(5)	1,494
Net profit attributable to outside equity interests	—	(2)	—	—	(3)	(20)	(25)
Net profit attributable to equity holders of WBC	835	207	165	251	36	(25)	1,469
Treasury shares	—	—	—	—	—	12	12
TPS revaluations	—	—	—	—	—	30	30
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—
Cash earnings	835	207	165	251	36	17	1,511
Cash earnings (cents) per ordinary share							81.7

7.2          NEW ZEALAND BUSINESS UNIT PERFORMANCE (A$ EQUIVALENTS TO SECTION 4.3)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 06-	Mar 06-
A$m	March 07	Sept 06	March 06	Mar 07	Mar 07
Net interest income		435	428
Non-interest income		193	187
Operating income		628	615
Operating expenses		(301)	(299)
Core earnings		327	316
Impairment losses		(19)	(10)
Profit from ordinary activities before income tax expense		308	306
Tax and outside equity interests		(98)	(99)
Net profit after tax / cash earnings		210	207

Economic profit		120	115
Expense to income ratio		48.0%	48.5%

	$bn	$bn	$bn
Deposits		19.0	17.8
Net loans		32.0	29.4
Total assets		33.8	30.9
Funds under management		1.7	1.6

GROUP RECONCILIATIONS

8.1       GROUP HALF YEAR EARNINGS RECONCILIATION

Six months to 31 March 2007 $m	Reported Results	Policyholder Tax Recoveries	Hybrid Revaluations	Treasury Shares	Unrealised NZ Retail Earnings Hedges	Sale of Sub- Custody Business	Deferred Tax Asset Write -Off	Cash Earnings
Net interest income
Fees & commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment losses
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to outside equity interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 30 September 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	2,782	—	—	—	—	—	—	2,782
Fees & commissions	924	—	—	—	—	—	—	924
Wealth management and insurance income	543	(3)	—	(1)	—	—	—	539
Trading income	197	—	—	—	—	—	—	197
Other income	208	—	(19)	—	—	(94)	—	95
Non-interest income	1,872	(3)	(19)	(1)	—	(94)	—	1,755
Net operating income	4,654	(3)	(19)	(1)	—	(94)	—	4,537
Operating expenses	(2,160)	—	—	—	—	—	—	(2,160)
Core earnings	2,494	(3)	(19)	(1)	—	(94)	—	2,377
Impairment losses	(190)	—	—	—	—	—	—	(190)
Operating profit before tax	2,304	(3)	(19)	(1)	—	(94)	—	2,187
Income tax expense	(673)	3	19	(2)	—	22	41	(590)
Net profit	1,631	—	—	(3)	—	(72)	41	1,597
Net profit attributable to outside equity interests	(29)	—	—	—	—	—	—	(29)
Net Profit attributable to equity holders of WBC	1,602	—	—	(3)	—	(72)	41	1,568
Treasury shares	(3)	—	—	3	—	—	—	—
TPS revaluations	—	—	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	72	—	—
Deferred tax asset write-off	41	—	—	—	—	—	(41)	—
Cash earnings	1,568	—	—	—	—	—	—	1,568

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 31 March 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	2,860	—	—	—	—	—	—	2,860
Fees & commissions	842	—	—	—	—	—	—	842
Wealth management and insurance income	541	(58)	—	13	—	—	—	496
Trading income	328	—	—	—	—	—	—	328
Other income	(8)	—	43	—	—	—	—	35
Non-interest income	1,703	(58)	43	13	—	—	—	1,701
Net operating income	4,563	(58)	43	13	—	—	—	4,561
Operating expenses	(2,135)	—	—	—	—	—	—	(2,135)
Core earnings	2,428	(58)	43	13	—	—	—	2,426
Impairment losses	(185)	—	—	—	—	—	—	(185)
Operating profit before tax	2,243	(58)	43	13	—	—	—	2,241
Income tax expense	(749)	58	(13)	(1)	—	—	—	(705)
Net profit	1,494	—	30	12	—	—	—	1,536
Net profit attributable to outside equity interests	(25)	—	—	—	—	—	—	(25)
Net Profit attributable to equity holders of WBC	1,469	—	30	12	—	—	—	1,511
Treasury shares	12	—	—	(12)	—	—	—	—
TPS revaluations	30	—	(30)	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—	—
Cash earnings	1,511	—	—	—	—	—	—	1,511

8.2          HALF YEAR SEGMENT RESULT – CASH EARNINGS BASIS

	Business and		BT Financial	Westpac		Group
6 months to 31 March 2007	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(2)	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment losses
Profit from ordinary activities before income tax
Tax expense
Net profit
Net profit attributable to outside equity interests
Cash Earnings
Cash earnings (cents) per ordinary share

	Business and		BT Financial	Westpac		Group
6 months to 30 September 2006	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(2)	Group
Net interest income	2,058	435	33	246	48	(38)	2,782
Non-interest income	596	193	497	425	41	3	1,755
Net operating income	2,654	628	530	671	89	(35)	4,537
Operating expenses	(1,312)	(301)	(282)	(277)	(28)	40	(2,160)
Impairment losses	(165)	(19)	—	(1)	(3)	(2)	(190)
Profit from ordinary activities before income tax	1,177	308	248	393	58	3	2,187
Tax expense	(345)	(97)	(74)	(119)	(15)	60	(590)
Net profit	832	211	174	274	43	63	1,597
Net profit attributable to outside equity interests	—	(1)	—	—	(3)	(25)	(29)
Cash Earnings	832	210	174	274	40	38	1,568
Cash earnings (cents) per ordinary share							85.5

	Business and		BT Financial	Westpac		Group
6 months to 31 March 2006	Consumer	New	Group	Institutional	Pacific	Business
$m	Banking	Zealand(1)	(Australia)	Bank	Banking	Unit(2)	Group
Net interest income	2,020	428	34	228	43	107	2,860
Non-interest income	547	187	467	428	44	28	1,701
Net operating income	2,567	615	501	656	87	135	4,561
Operating expenses	(1,243)	(299)	(265)	(272)	(27)	(29)	(2,135)
Impairment losses	(124)	(10)	—	(38)	(4)	(9)	(185)
Profit from ordinary activities before income tax	1,200	306	236	346	56	97	2,241
Tax expense	(365)	(97)	(71)	(95)	(17)	(60)	(705)
Net profit	835	209	165	251	39	37	1,536
Net profit attributable to outside equity interests	—	(2)	—	—	(3)	(20)	(25)
Cash Earnings	835	207	165	251	36	17	1,511
Cash earnings (cents) per ordinary share							81.7

8.3       GROUP BUSINESS UNIT HALF YEAR EARNINGS RECONCILIATION

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 31 March 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment losses
Operating profit before tax
Tax and outside equity interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 30 September 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	(38)	—	—	—	—	—	—	(38)
Non-interest income	120	(3)	(19)	(1)	—	(94)	—	3
Net operating income	82	(3)	(19)	(1)	—	(94)	—	(35)
Operating expenses	40	—	—	—	—	—	—	40
Core earnings	122	(3)	(19)	(1)	—	(94)	—	5
Impairment losses	(2)	—	—	—	—	—	—	(2)
Operating profit before tax	120	(3)	(19)	(1)	—	(94)	—	3
Tax and outside equity interests	(48)	3	19	(2)	—	22	41	35
Net profit after tax	72	—	—	(3)	—	(72)	41	38
Treasury shares	(3)	—	—	3	—	—	—	—
TPS revaluations	—	—	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	72	—	—
Deferred tax asset write-off	41	—	—	—	—	—	(41)	—
Cash earnings	38	—	—	—	—	—	—	38

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 31 March 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	107	—	—	—	—	—	—	107
Non-interest income	30	(58)	43	13	—	—	—	28
Net operating income	137	(58)	43	13	—	—	—	135
Operating expenses	(29)	—	—	—	—	—	—	(29)
Core earnings	108	(58)	43	13	—	—	—	106
Impairment losses	(9)	—	—	—	—	—	—	(9)
Operating profit before tax	99	(58)	43	13	—	—	—	97
Tax and outside equity interests	(124)	58	(13)	(1)	—	—	—	(80)
Net profit after tax	(25)	—	30	12	—	—	—	17
Treasury shares	12	—	—	(12)	—	—	—	—
TPS revaluations	30	—	(30)	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—	—
Cash earnings	17	—	—	—	—	—	—	17

9.	ECONOMIC PROFIT

		Business				BT
		and	Westpac	New		Financial
Six months to 31 March 2007		Consumer	Institutional	Zealand	Pacific	Group
$m	Group	Banking	Bank	(1)	Banking	(Australia)
Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

		Business				BT
		and	Westpac	New		Financial
Six months to 30 September 2006		Consumer	Institutional	Zealand	Pacific	Group
$m	Group	Banking	Bank	(1)	Banking	(Australia)
Net profit attributable to equity holders	1,602	832	274	210	40	174
Treasury shares	(3)	—	—	—	—	—
TPS revaluations	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	—
Deferred tax asset write-off	41	—	—	—	—	—
Cash earnings	1,568	832	274	210	40	174
Franking benefit	320	241	59	—	—	52
Adjusted cash earnings	1,888	1,073	333	210	40	226
Average ordinary equity	13,552	5,484	2,967	1,747	144	2,088
Equity charge	(714)	(291)	(158)	(90)	(8)	(110)
Economic profit	1,174	782	175	120	32	116

		Business				BT
		and	Westpac	New		Financial
Six months to 31 March 2006		Consumer	Institutional	Zealand	Pacific	Group
$m	Group	Banking	Bank	(1)	Banking	(Australia)
Net profit attributable to equity holders	1,469	835	251	207	36	165
Treasury shares	12	—	—	—	—	—
TPS revaluations	30	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—
Cash earnings	1,511	835	251	207	36	165
Franking benefit	308	256	61	—	—	49
Adjusted cash earnings	1,819	1,091	312	207	36	214
Average ordinary equity	13,186	5,776	2,927	1,750	107	2,068
Equity charge	(690)	(302)	(153)	(92)	(6)	(108)
Economic profit	1,129	789	159	115	30	106